UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

August 21, 2008

BIOPURE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-15167	04-2836871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 HURLEY STREET

CAMBRIDGE, MA 02141

(Address of principal executive offices and zip code)

(617) 234-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 21, 2008, the Company issued a press release announcing its financial results for the third fiscal quarter ended July 31, 2008. A copy of this press release is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 of this current report on Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release dated August 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPURE CORPORATION

Date: August 21, 2008	By:	/s/ Zafiris G. Zafirelis
	Name:	Zafiris G. Zafirelis
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT
99.1	Press Release dated August 21, 2008